[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Exhibit 10.33
EXECUTION COPY
CONFIDENTIAL
COLLABORATION AND LICENSE AGREEMENT
This COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is made as of August 10, 2015 (the “Effective Date”) by and between DexCom, Inc., (“DexCom”) having its principal place of business at 6340 Sequence Drive, San Diego, California 92121, and Google Life Sciences LLC (“GLS”) having its principal place of business at 1600 Amphitheatre Parkway, Mountain View, CA 94043. DexCom and GLS are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”
BACKGROUND
A.    GLS has rights to certain proprietary technologies related to electronic devices and assemblies for glucose monitoring, including receiving and transmitting electronic signals in connection therewith.
B.    DexCom develops, manufactures and distributes continuous glucose monitoring systems and components of such systems, and has rights to certain proprietary technologies relating to such systems.
C.    GLS and DexCom wish to collaboratively develop Products (as defined below) and for DexCom to commercialize such Products, all on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration, the receipt and sufficiency of which is hereby acknowledged, DexCom and GLS hereby agree as follows:
ARTICLE 1
DEFINITIONS
The following capitalized terms shall have the meanings given in this Article 1 when used in this Agreement:
1.1    “510(k)” means a pre-market notification submitted to the FDA for clearance under Section 510(k) of the FD&C Act, 21 U.S.C. § 360(k), and 21 C.F.R. Part 807, Subpart E.
1.2    “Accounting Standards” means, with respect to a Person, U.S. generally accepted accounting principles consistent with Law and commercially reasonable business practices and consistently applied by such Person.
1.3    “Acquirer” means a Third Party with whom DexCom enters into a definitive agreement pursuant to which a Change of Control is effected (a “COC Transaction”).
1.4    “Acquirer Product” means any [***] that is [***] by or on behalf of an Acquirer (a) [***] or (b) [***], provided in that in the case of (b) such [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

1.5    “Additional Product” means any [***] that the Parties agree to [***] hereunder [***].
1.6    “Adverse Event” means (a) any reportable event (i) as defined in the United States under 21 C.F.R. § 803.3 or (ii) as defined by any other applicable Law in the Territory or (b) any unanticipated adverse event or unanticipated device effects detected during any clinical trial.
1.7    “Affiliate” means with respect to either Party, any Person controlling, controlled by or under common control with such Party. For purposes of this Section 1.7 only, “control” means (a) direct or indirect ownership of more than fifty percent (50%) (or, if less than fifty percent (50%), the maximum ownership interest permitted by applicable Law) of the stock or shares having the right to vote for the election of directors of such corporate entity or (b) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the following shall not be Affiliates of GLS for purposes of this Agreement: (i) Calico LLC, (ii) all portfolio companies of Google Ventures, Google Capital or any other investment arm of GLS or Google Inc. and (iii) all portfolio companies of GLS or Google Inc. or its subsidiaries in which such entity or entities hold securities primarily for investment purposes.
1.8    “Annual Net Sales” means, with respect to a particular calendar year, all Net Sales of all [***] during such calendar year.
1.9    “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in the State of California, U.S.A. are authorized or required by Law to remain closed.
1.10    “Change of Control” means the merger, consolidation, sale of substantially all of such DexCom’s assets or similar transaction or series of transactions, as a result of which DexCom’s shareholders before such transaction or series of transactions own less than fifty percent (50%) of the total number of voting securities of the surviving entity immediately after such transaction or series of transactions.
1.11    “Collaboration” means any and all activities performed by or on behalf of each Party under this Agreement.
1.12    “Collaboration Patent” means any Patent that claims Collaboration IP.
1.13    “Collaboration IP” means subject matter first conceived by or on behalf of a Party’s employees or Third Parties acting on such Party’s behalf, in each case in the course of activities

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

conducted pursuant to the [***] and Commercialization Plan (whether alone or jointly with others).
1.14    “Commercialization” means, with respect to a [***] in connection with or support of any of the foregoing. Commercialization also includes activities with respect [***]. “Commercialize” and “Commercializing” have their correlative meanings.
1.15    “Commercially Reasonable Efforts” means, with respect to a Party, the efforts and resources normally applied by such Party to its other programs and products of similar commercial potential at a similar stage in its product life, but no less than a sustained, continued and active commitment of efforts and resources (financial and otherwise) consistent with those normally applied in the medical device industry for novel, high-priority programs and products of similar commercial potential, provided that the determination of efforts and resources applied (or to be applied) by DexCom shall not take into consideration any of the payments made or to be made (including the possibility thereof) by DexCom to GLS under this Agreement. Without limiting the foregoing, Commercially Reasonable Efforts shall require the applicable Party to: (a) promptly assign responsibilities for activities for which it is responsible to specific employee(s) who are held accountable for the progress, monitoring and completion of such activities, (b) set and consistently seek to achieve meaningful objectives for carrying out such activities, and (c) consistently make and implement decisions and allocate the full complement of resources necessary or appropriate to advance progress with respect to and complete such objectives in an expeditious manner.
1.16    “Continuous Interstitial Glucose Monitoring Product” means any product or system that (a) [***] and (b) [***]. Notwithstanding the foregoing, a Continuous Interstitial Glucose Monitoring Product excludes systems and components thereof to the extent specific or intended specifically for [***].
1.17    “Development” means, with respect to a product, any and all development activities, including, to the extent applicable, use, electrical and mechanical design, chemistry and materials development, software and firmware development, [***] development and scale-up, design and process verification and validation, test method development, biocompatibility and toxicology, quality assurance/quality control development, statistical analysis, primary packaging development, [***] in support of Regulatory Approvals,

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

[***] for the purposes of obtaining Regulatory Approvals, and development and implementation of (a) [***], (b) [***] and (c) [***]. “Develop” and “Developed” have their correlative meaning.
1.18    “DexCom Collaboration Patents” means any Collaboration Patents solely owned by DexCom.
1.19    “DexCom Common Stock” means shares of common stock of DexCom that is registered under the Securities Act of 1933, as amended, freely tradable and free from any contractual restriction on the sale or transfer of such common stock or any holding period, subject to applicable securities laws.
1.20    “Effective Date” has the meaning set forth in the Preamble.
1.21    “FDA” means the United States Food and Drug Administration, or any successor agency thereto.
1.22    “Fee-Bearing Product” means any and all of the following: (a) [***] and (b) [***] in each case that are [***]. Fee-Bearing Products shall exclude [***].
1.23    “Field” means the [***], but excluding any such product that (a) [***], (b) [***], and/or (c) [***].
1.24    “First Product” means a [***] consisting of (a) [***] (the “[***]”) and (b) [***], in each case (a) and (b) meeting those Specifications established in accordance with Section 3.2.2 therefor and Developed pursuant to the [***] (including any modifications or updates therefor made in accordance with this Agreement).
1.25    “GLS Collaboration Patents” means any Collaboration Patents solely owned by GLS.
1.26    “GLS Know-How” means any and all Know-How (a) incorporated by GLS into the First Product or Second Product or (b) otherwise used by GLS for its performance of the Development Program (or provided by GLS to DexCom in connection with the Development Program) and

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

reasonably necessary for the Development, Manufacture or Commercialization of the First Product or Second Product within the Field in the Territory.
1.27    “GLS Licensed Patents” means (a) (i) the Patents listed in Exhibit 1.27-A (the “[***]”) and Exhibit 1.27-B (the “[***]”), (ii) all Patents that are entitled to claim priority to the foregoing Patents, and (iii) any Patents hereafter issuing on any of the Patents described in clause (i) or (ii) above, (b) GLS Collaboration Patents, (c) GLS’s interest in any and all Joint Collaboration Patents, and (d) any other Patents that are owned or controlled by GLS at any time during the Term that claim or cover the First Product or Second Product.
1.28    “GLS IP” means the GLS Licensed Patents and GLS Know-How.
1.29    “GLS Platform” means a [***] platform developed by [***], which platform (a) [***] and (b) [***].
1.30    “GLS Trademarks” means the Trademarks set forth on Exhibit 1.30 or such replacements therefor as may be designated by GLS from time to time.
1.31    “Joint Collaboration Patent” any Collaboration Patent jointly owned by GLS and DexCom.
1.32    [***] means [***].
1.33    [***] means [***].
1.34    “Know-How” means any proprietary data, results, material(s), technology, and nonpublic information of any type whatsoever, in any tangible or intangible form, including information, techniques, technology, prototypes, practices, trade secrets, software, algorithms, discoveries, developments, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, chemical, pharmacological, toxicological and clinical test data and results, analytical and quality control results or descriptions, software and algorithms, reports and study reports.
1.35    “Launch” means the first bona fide, arm’s length sale of a Product in a country following receipt of Marketing Approval for such Product in such country. “Launched” has its correlative meaning.
1.36    “Law” means, individually and collectively, any and all laws, ordinances, orders, rules, rulings, directives and regulations of any kind whatsoever of any governmental authority or Regulatory Authority within the applicable jurisdiction.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

1.37    “Major Market” means each of [***].
1.38    “Manufacture” means all activities involved in manufacturing, preparing, quality control, testing, packaging and storing any of the products. “Manufacturing” has its correlative meaning.
1.39    “Marketing Approval” means, with respect to a Product in a particular jurisdiction, all clearances, approvals, licenses, registrations or authorizations necessary for the Commercialization of such Product in such jurisdiction, including only where mandatory for Commercialization of such Product, approval of labeling, price or reimbursement.
1.40    “Marketing Partner” means a Third Party to whom DexCom or its Affiliates has granted rights to a [***] and receives compensation based on a percentage of (a) the sale or license of a [***] by such Third Party to its customers or (b) [***] paid to such Third Party.
1.41    “Net Sales” means gross amounts invoiced by DexCom or its Affiliates or Marketing Partners (the “Selling Party”) with respect to (1) the [***] or (2) [***] less the following: (a) actual bad debts for such [***] (provided that if later collected any amounts previously written off as bad debt shall be included in the calendar quarter received); (b) normal and customary trade, quantity and payment and cash discounts and any other adjustments, including granted on account of price adjustments, billing errors, rejected goods, damaged or defective goods, recalls, returns, rebates, chargeback rebates, reimbursements, commercially reasonable administrative fees paid to payors, distributors or pharmacy benefit managers on a per [***] basis, sales allocated to free of charge [***] as required by Accounting Standards or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions, adjustments arising from consumer discount programs, in each case actually allowed and taken directly by the Third Party customer with respect to sales of such [***]; (c) any payment made by the Selling Party to any government (including any agency or department thereof) in respect of sales of such [***] or with respect to any government-subsidized program or managed care organization; (d) sales taxes or similar taxes, including duties or other governmental charges imposed on the sale of [***] to the Third Party customer (including value added taxes or other governmental charges otherwise measured by the billing amount, but excluding any taxes imposed on or measured by the net income or profits of the Selling Party), to the extent included in the invoice price and not reimbursable, refundable or creditable to the Selling Party; and (e) prepaid freight, insurance and handling fees actually invoiced (to the extent that the Selling Party actually incurs the cost of freight, insurance and handling fees for such [***] and are not reimbursable, refundable or creditable to the Selling Party), in each case as determined from books and records of the Selling Party maintained in accordance with its Accounting Standards. A qualifying amount may be deducted only once regardless of the number of the preceding categories that describe such amount. Only items that are deducted from the Selling Party’s gross sales of the [***], as included in the Selling Party’s published financial statements and which are in accordance with its Accounting Standards, shall be deducted from such gross

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

invoiced amounts for purposes of the calculation of Net Sales. In the case of any sale of a [***] which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time all the revenue recognition criteria are met for such [***], in accordance with the Accounting Standards.
Sales of [***] between or among DexCom, its Affiliates and their Marketing Partners shall be excluded from the computation of Net Sales if such sales are not intended for end use, but Net Sales shall include the subsequent final sales to Third Party customers. If a sale, transfer or other disposition with respect to [***] involves consideration other than cash or is not at arm's length, then the Net Sales from such sale, transfer or other disposition shall be the arm's length fair market value, which generally will mean the Selling Party's average sales price for the calendar quarter in the country where such sale took place.
1.42    “Non-Product Fee Consideration” means all cash or cash equivalent (e.g., equity, whether or not publicly traded) consideration received by DexCom or its Affiliates from a Third Party in connection with a grant of the right to Develop, Manufacture or Commercialize any [***], excluding amounts received (a) as royalties or similar amounts paid by such Third Party and measured on the sale of [***]; (b) [***]; (c) except with respect to offerings of DexCom capital stock made primarily for capital raising purposes, for the sale of equity interests in DexCom or its Affiliate to such Third Party, except to the extent the amounts received exceed fair market value of such equity interest (where the fair market value equals: (i) if such selling entity’s capital stock is publicly traded, then the average closing sale price of a share of such capital stock as reported on the stock exchange on which such selling entity’s capital stock is traded for the [***]trading days ending three days before the announcement of the applicable transaction; or (ii) if such selling entity’s capital stock is not publicly traded, then (A) if the capital stock is common stock, the value set forth in the selling entity’s most recent valuation report prepared for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, and (B) if the capital stock is preferred stock, then the original issue price set forth in such selling party’s articles of incorporation, certificate of incorporation or similar corporate governance document); (d) as reimbursement by such Third Party for costs incurred by DexCom or its Affiliate with respect to the Prosecution and Maintenance of DexCom Collaboration Patents; or (e) for the supply of the [***] by DexCom or its Affiliates to such Third Party at or below fair market value.
1.43    “[***]” means any claim of the [***].
1.44    “[***]” means any Collaboration IP solely owned by [***] that solely pertains to technology that is an improvement to, update to, future version of or modification of hardware or software developed by [***] for use in the Products (including the [***]).
1.45    “Patent” means any of the following, whether existing now or in the future anywhere in the world: (a) any issued patent, including inventor's certificates, substitutions, extensions,

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

confirmations, reissues, reexamination, renewal or any like governmental grant for protection of inventions; and (b) any pending application for any of the foregoing, including any continuation, divisional, substitution, continuations-in-part, provisional and converted provisional applications.
1.46    “Permitted Encumbrances” means (a) with respect to GLS, (i) any claim, charge, equitable interest, hypothecation, statutory lien, mortgage, pledge, option, license, assignment, restriction, power of sale, retention of title, right of pre-emption, right of first refusal or security interest that cannot reasonably be expected to have a material adverse effect on the rights granted to or privileges of DexCom hereunder and (ii) the [***], as set out at Exhibit 1.46 and (b) with respect to DexCom, any claim, charge, equitable interest, hypothecation, statutory lien, mortgage, pledge, option, license, assignment, restriction, power of sale, retention of title, right of pre-emption, right of first refusal or security interest that cannot reasonably be expected to have a material adverse effect on the rights granted to or privileges of GLS hereunder.
1.47    “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.
1.48    “PMA” means a pre-market approval application submitted to the FDA for approval in accordance with 21 U.S.C. § 360(e) and 21 C.F.R. Part 814.
1.49    “Product” means the First Product, Second Product and, if agreed by the Parties, the Third Product or any Additional Product.
1.50    “[***]” means any claim of [***] and no other subject matter. [***] do not include (a) claims that [***], or (b) claims that relate to [***].
1.51    “Prosecution and Maintenance” means, with respect to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as reexaminations, reissues, requests for Patent term extensions and the like with respect to such Patent, together with the conduct of interferences, the defense of post-grant reviews, inter partes reviews, oppositions and other similar proceedings with respect to the particular Patent; and “Prosecute and Maintain” shall have the correlative meaning.
1.52    “Regulatory Approval” means, with respect to a product in a particular jurisdiction, any Marketing Approval and all clearances, approvals, licenses, registrations or authorizations necessary for the Development or Manufacture of such Product in such jurisdiction.
1.53    “Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the Development, Manufacture, Commercialization or other use or exploitation (including the granting of Marketing Approvals) of any Product in any jurisdiction, including the FDA.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

1.54    “Regulatory Filing” means any filing, application or submission for Regulatory Approval, and any notification and other correspondence made to or with a Regulatory Authority in connection with a Regulatory Approval, in each case that are necessary or reasonably desirable in Development, Manufacture or Commercialization in a particular country, whether submitted before or after a Marketing Approval in the country, including a PMA, a 510(k), or any other pre-market notification of intent, including any Regulatory Approvals, as well as minutes of any material meetings, telephone conferences or discussions with the relevant Regulatory Authority, in each case with respect to a product.
1.55    “Second Product” means [***] (a) [***] and (b) a [***], in each case (a) and (b) meeting those Specifications established in accordance with Section 3.2.2 and Developed pursuant to the [***] (including any modifications or updates therefor made in accordance with this Agreement).
1.56    “[***]” means any and all [***].
1.57    “Sensor Technology” means [***] consisting of (a) [***], (b) [***], (c) the [***] and (d) other [***].
1.58    “Specifications” means, with respect to a Product or component, written functional, performance, form and configuration specifications, cost objectives and technical designs for such Product or component that are consistent with the technological capabilities of such Product or component and are intended to support the market requirements for such Product, together with the acceptance criteria for such Product.
1.59    “Territory” means [***].
1.60    “Third Party” means any Person other than DexCom, GLS or their respective Affiliates.
1.61    “Third Product” means an [***] (a) [***] and (b) a [***], in each case (a) and (b) meeting those Specifications established in accordance with Section 3.2.2 and Developed pursuant to the [***] (including any modifications or updates therefor made in accordance with this Agreement).
1.62    “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

registrations and applications therefor and the goodwill and activities associated with each of the foregoing.
1.63    “VWAP” means, with respect to a publicly traded stock and a specified end date, the volume weighted average trading price of such stock during a period of [***]consecutive trading days ending on the specified end date, calculated utilizing “VWAP” in the Bloomberg function VAP.
1.64    Additional Definitions. Each of the following definitions have the meanings defined in the corresponding sections of this Agreement indicated below:

Definitions	Section	Definitions	Section
Alliance Manager	2.1.7	[***]	1.27
Bankruptcy Code	14.12	[***]	11.4.2
Co-Chair	2.1.3	[***]	4.3
COC Transaction	1.3	[***]	4.3
Combination Product	8.3.2	[***]	4.3
Commercial Failure	12.3.2	Indemnify	11.4.1
Commercialization Plan	5.2	Infringing Product	9.4.1
Confidential Information	10.1	Initial [***]	3.2
Covered Products	8.3.4	Initial Notice	3.1.3
Defending Party	9.3	Joint Collaboration IP	9.1.1
[***]	3.2	JSC	2.1.1
Development Program	3.1	Losses	11.4.1
DexCom Deliverable	11.4.3	Milestone Event	8.2.1
DexCom Indemnitees	11.4.1	Milestone Payment	8.2.1
DexCom Collaboration IP	9.1.1	[***]	9.4.3
Dispute	13.1	Prior Agreements	10.4
Distribution Product	4.2	Product Failure	12.3.1
[***]	4.1	[***]	9.4.2
[***]	4.1	Required Party	10.3
Enforcement Action	9.4.4	Selling Party	1.41
Enforcing Party	9.4.4	Senior Executive	2.16
GLS Indemnitees	11.4.3	Term	12.1
GLS Collaboration IP	9.1.1	Third-Party Claim	11.4.1
GLS Deliverable	11.4.1	Third Party IP	8.3.4
[***]	1.61	User Fees	1.41
[***]	1.24	Withdrawal Notice	2.2.3
[***]	1.55	Working Group	2.1.3
[***]	1.27

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

1.65    Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;” (f) provisions that require that a Party, the Parties or the JSC “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; (i) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (j) neither Party nor its Affiliates shall be deemed to be acting “on behalf of” or “under authority of” the other Party hereunder. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
ARTICLE 2
GOVERNANCE
2.1    Joint Steering Committee.
2.1.1    Establishment. Promptly after the Effective Date, DexCom and GLS shall establish a [***] steering committee (the “JSC”) to oversee, review and coordinate the activities of the Parties under this Agreement.
2.1.2    Responsibilities. The JSC shall be responsible for:
(a)    Providing strategic direction to the Parties and coordination of the Parties’ respective activities under the Collaboration, including with respect to matters pertaining to (i) [***] and (ii) the [***], in each case (i) and (ii) consistent with the terms of this Agreement;
(b)    Reviewing and approving each [***], in accordance with this Agreement;
(c)    Coordinating and monitoring the [***] and each Party’s activities [***], and reviewing and monitoring the progress thereof (including review of protocols for and conduct of clinical trials conducted by or on behalf of DexCom pursuant to the [***]);
(d)    Reviewing and approving certain regulatory matters as provided in Article 6 of the Agreement;
(e)    Reviewing and determining when [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

(f)    Reviewing and providing input on each [***] and any material modifications or amendments thereto in accordance with this Agreement;
(g)    Reviewing and monitoring the [***] and the activities by or on behalf of DexCom with respect to the [***] and the progress thereof;
(h)    Reviewing and monitoring the [***] and the activities by or on behalf of DexCom with respect to the [***] and the progress thereof;
(i)    Providing a forum for the Parties to exchange information and facilitate such exchange;
(j)    If requested by GLS, facilitate interactions between DexCom and [***] or [***] with respect to the matters described in Article 4;
(k)    Providing a forum for resolving matters to be decided by the Parties under this Agreement; and
(l)    Performing such other duties as are specifically assigned to the JSC in this Agreement.
2.1.3    Working Groups. The JSC may, from time to time, establish working groups (each, a “Working Group”) to perform certain duties of the JSC as expressly delegated by the JSC to such Working Group. Each such Working Group shall (a) be comprised as the JSC determines necessary to fulfill its responsibilities and (b) report into and be subordinate to the JSC. Accordingly, each Working Group shall keep the JSC regularly informed of the activities that it is tasked with overseeing or otherwise carrying out, both through in-person and written reporting as reasonably necessary for the JSC to fulfill its responsibilities with respect thereto.
2.1.4    Membership. The JSC shall be made up of [***]. Any Working Group shall be made up of an equal number of representatives from each of GLS and DexCom. Either Party may replace its respective representatives to the JSC and each Working Group at any time with prior notice to the other Party, subject to the following sentence. Unless otherwise agreed by the Parties, the JSC shall have at least one representative with relevant decision-making authority from each Party such that the JSC is able to effectuate all of its decisions within the scope of its responsibilities. Without limiting the foregoing, each Party shall appoint one of its members to the JSC to co-chair the meetings for the JSC (each, a “Co-Chair”). The Co-Chairs for the JSC shall (a) coordinate and prepare the agenda and ensure the orderly conduct of the JSC’s meetings, (b) attend (subject to below) each meeting of the JSC, and (c) prepare and issue minutes of each meeting within ten (10) Business Days thereafter accurately reflecting the discussions and decisions of the JSC. Such minutes from each JSC meeting shall not be finalized until the applicable Co-Chair from each Party has reviewed and confirmed the accuracy of such minutes in writing. The Co-Chairs shall solicit agenda items from the other JSC members and provide an agenda along with appropriate information for such agenda reasonably

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in advance (to the extent possible) of any meeting. It is understood that such agenda shall include all items requested by either Co-Chair for inclusion therein. In the event the Co-Chair or another member of the JSC from either Party is unable to attend or participate in any meeting of the JSC, the Party who designated such Co-Chair or member may designate a substitute Co-Chair or other representative for the meeting.
2.1.5    Meetings. The JSC will meet at least [***], and more or less frequently as the Parties mutually deem appropriate, on such dates, and at such places and times, as provided herein or as the Parties shall agree. Meetings of the JSC may occur [***]; provided, that at least [***] of the JSC meetings per calendar year shall be held in person. [***]. As appropriate, other employee representatives of the Parties may attend JSC meetings as nonvoting observers, but no Third Party personnel may attend unless otherwise agreed by the Parties. Each Party may also call for special meetings to resolve particular matters requested by such Party.
2.1.6    Decision Making. Decisions of the JSC shall be made [***]. Each Party shall work in good faith to [***] act in the general spirit of cooperation (taking into consideration the scope of the JSC’s authority and the principles set forth in Sections 2.2.1 and 2.2.2) and in no event shall either Party unreasonably withhold, condition or delay any approval or other decision of the JSC. In the event a Working Group fails to reach consensus with respect to a particular matter within its authority, then upon request by either Party such matter shall be referred to the JSC for resolution. In the event that the JSC fails to reach consensus with respect to a particular matter within its authority, then either Party may, by notice to the other Party, have such matter referred to [***] for resolution by good faith discussions for a period of at least fifteen (15) Business Days. In the event that [***] are unable to reach agreement with respect to such matter within such fifteen (15) Business Days, then the following shall apply:
(a)    DexCom shall have the final decision-making authority with respect to (i) the [***], (ii) DexCom’s [***], and (iii) [***];
(b)    GLS shall have the final decision-making authority with respect to (i) the [***]; provided, that [***], and (ii) [***]; and
provided that neither Party may exercise its final decision-making authority in a manner that (i) is inconsistent with the express terms of this Agreement (including Sections 2.2.1

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and 2.2.2) or (ii) would unilaterally impose any additional or different material obligation on the other Party (including the other Party to incur or share any cost).
2.1.7    Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for that Party (each, an “Alliance Manager”). If an Alliance Manager is not a voting member of the JSC, the Alliance Manager shall be permitted to attend meetings of the JSC as a non-voting observer, subject to the confidentiality provisions of Article 10. The Alliance Managers shall be the primary point of contact for the Parties with respect to the activities to be conducted under this Agreement. The name and contact information for the Alliance Managers, as well as any replacement(s) chosen by either Party in their sole discretion from time to time, shall be promptly provided to the other Party in writing.
2.2    Authority; Withdrawal.
2.2.1    General. Notwithstanding the creation of the JSC and any Working Group, each Party shall retain the rights, powers and discretion granted to it hereunder, and neither the JSC nor any Working Group shall be delegated or vested with rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree. Neither the JSC nor any Working Group shall have the power to (i) amend, modify or waive compliance with this Agreement, (ii) to determine whether or not a Party has met its diligence or other obligations under the Agreement, or (iii) to determine whether or not a breach of this Agreement has occurred, and no decision of the JSC or any Working Group shall be in contravention of any terms and conditions of this Agreement.
2.2.2    Guiding Principles. The JSC and each Working Group shall perform its responsibilities under this Agreement based on the principles of based on the principles of prompt and diligent Development and Commercialization of Products for the Field throughout the Territory, consistent with Commercially Reasonable Efforts.
2.2.3    Withdrawal. At any time after the earlier of [***] after the Effective Date and [***], [***] shall have the right to withdraw from participation in the JSC and any or all of the Working Groups upon notice to [***] referencing this Section 2.2.3, which notice shall be effective immediately upon receipt (“Withdrawal Notice”). Following the issuance of a Withdrawal Notice and subject to this Section 2.2.3, the Parties will amend the respective decision making and disclosure rights and obligations enumerated in this Agreement in a manner consistent with each of the Parties’ respective decision making and disclosure rights and obligations prior to such withdrawal, in the absence of [***]’s participation through such JSC and/or Working Group(s).
2.3    Day-to-Day Responsibilities. Each Party shall: (a) be responsible for its day-to-day activities hereunder, provided that such activities are consistent with the express terms of this Agreement or the decisions of the JSC within the scope of their authority specified herein (or with respect to activities under the Development Program, are consistent with the Development Plan); and (b) keep the other Party informed as to the progress of such activities as reasonably requested by the other Party and as otherwise determined by the JSC.

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ARTICLE 3
DEVELOPMENT
3.1    General. Subject to oversight and review of the JSC, GLS and DexCom shall conduct a program to Develop the First Product and Second Product on a collaborative basis and in accordance with the [***] (the “Development Program”). The Development Program shall be coordinated by the Parties through the JSC. Each Party shall conduct its responsibilities under the Development Program. With respect to the First Product and Second Product: (a) GLS will be responsible (in consultation with DexCom) for [***]; and (b) DexCom will be responsible (in consultation with GLS) for [***]. For Additional Products (if any) and the Third Product, the responsibilities will be as mutually agreed by the Parties consistent with each Party’s expertise and resources. Each Party shall use Commercially Reasonable Efforts to conduct its obligations and achieve the objectives and timelines within the Development Program for the activities assigned to such Party. In accordance with Section 8.10, each Party will bear its own costs in performing its obligations under the Development Program except as otherwise expressly provided herein or otherwise agreed by the Parties.
3.1.1    Third Product.
(a)    The Parties may (but shall have no obligation to) mutually agree to include the Third Product in the Development Program, provided that the Parties shall also, at such time, agree on any additional or revised terms and conditions for such inclusion, which additional or revised terms and conditions may include those pertaining to intellectual property and the Parties’ responsibilities, except that unless otherwise agreed by the Parties, DexCom shall not be obligated to [***].
(b)    In the event that GLS provides written notice to DexCom of its desire to include the Third Product in the Development Program and the Parties are unable to agree on such additional or revised terms and conditions for such inclusion within sixty (60) days, then notwithstanding the definition of Product in Section 1.49, Product shall exclude the Third Product and nothing in this Agreement shall restrict GLS from Developing, Manufacturing and Commercializing any product or service that integrates or utilizes the [***] on its own or with any Affiliate or Third Party and DexCom shall have no rights with respect to any such product or service.
3.1.2    Additional Products. The Parties may (but shall have no obligation to) mutually agree to include Additional Products in the Development Program, provided that the Parties shall also, at such time, agree on any additional or revised terms and conditions for such inclusion, which additional or revised terms and conditions may include those pertaining to the intellectual

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property, economics, the Parties’ responsibilities or otherwise; however neither Party shall have any liability whatsoever as a result of any failure to agree on any such terms and conditions.
3.1.3    [***].
3.2    [***]. The Development of the Products shall be carried out in accordance with a plan collaboratively developed by personnel appointed by each Party and approved by the JSC (the “[***]”), which [***] shall be updated or amended by personnel appointed by each Party at least annually and approved by the JSC. Once approved by the JSC, each updated [***] will become effective and supersede the previous [***] as of the date of such approval.
3.2.1    Initial [***]. The initial timeline for the [***] and Initial Specifications for the First Product, as agreed to by the Parties, are attached hereto as Exhibit 3.2.1. A complete [***] covering the First Product shall be submitted to the JSC for approval by the Parties [***], and an updated [***] covering the Second Product shall be submitted to the JSC for approval by the Parties [***]. The [***] will be amended to cover the Third Product and Additional Products (if any) only upon the mutual written agreement of the Parties.
3.2.2    Content of the [***]. The [***] will set forth the Development activities to be undertaken by each Party with respect to the Products, including approximate deliverables, resources to be provided to the other Party, and timelines for each such activity. The [***] will include the scope and timing of technology to be transferred by GLS to DexCom to allow DexCom to Manufacture the Products, including updates on improvements to such technology at reasonable intervals. As the JSC mutually agrees upon new, or changes to existing, Specifications for each Product (or component thereof), such Specifications will be attached to or incorporated into the [***]. The Specifications may only be modified by mutual written agreement of the Parties. The [***] will at all times contain terms that reflect the use of Commercially Reasonable Efforts to Develop the Products, to obtain Marketing Approval for the Products, and to Commercialize such Products in a timely manner; provided that the [***] will not include such terms with respect to the Third Product unless the Parties agree to include the Third Product in the Development Program in accordance with Section 3.1.1(a).

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3.3    Resource Commitments. In conducting the activities assigned to it under the Development Program, each Party agrees to use scientific, technical and other personnel who are sufficiently qualified and have the requisite skills to perform such Development activities.
3.4    Reporting. Without limiting any other provisions of this Agreement, each Party shall keep the other reasonably informed through the JSC as to the progress of its activities under the Development Program or otherwise under this Article 3 and provide such reports and information with respect thereto as designated by the JSC or as may be reasonably requested by the other Party. In addition, each Party shall disclose under the coordination of the JSC to the other Party all Collaboration IP first conceived in the course of its performance of the Development Program and required for the other Party to perform the activities assigned to it under the Development Program. Also, each Party shall promptly notify the other Party if it anticipates or there are material deviations from the then-current [***] and shall discuss in good faith and keep such other Party reasonably informed as to any corrective actions that it intends or is taking to address such deviations.
ARTICLE 4
[***]
4.1    [***]. In furtherance of the foregoing with respect to the Products and/or other [***] (if applicable) and as reasonably requested by [***], DexCom shall (a) consult with [***] in connection with such matters to facilitate [***], (b) cooperate with [***] to allow such Products and/or [***] to [***], including by providing [***] for such Products and/or [***], and (c) create and file [***] with [***], provide [***], including any [***] and/or [***] to allow [***] to [***], including providing consultation to [***] with respect to DexCom’s [***] related to [***]; provided that for jurisdictions where a right to reference [***] is not available to [***], DexCom will provide any [***] within a commercially reasonable time of its receipt of such request from [***] and in a form and in a manner that is acceptable to the respective [***]; provided further that if the applicable

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[***] will not accept submissions directly from DexCom, DexCom will [***] for the purpose of submission to the applicable Regulatory Authority.
4.2    Supply and Distribution. [***], DexCom and [***] shall negotiate in good faith and enter into a distribution agreement pursuant to which DexCom will (a) supply to [***] quantities of Products or other [***] (if applicable pursuant to Section 4.1) (each, a “Distribution Product”) for its use in connection with [***] and (b) appoint [***]. Such [***] will include the minimum terms and conditions set forth on Exhibit 4.2.
4.3    [***]Product Collaboration. It is understood that GLS intends to develop a [***] (the “[***]”) in collaboration with one or more Third Parties (each, a “[***]”) and GLS and its [***] (s) will seek to partner with a continuous glucose monitor company to [***].  The Parties agree that [***]; provided, that, it shall be a condition precedent to [***], which agreement shall provide among other things that: [***], (b) cooperate with [***], and (c) provide [***] with [***].
ARTICLE 5
COMMERCIALIZATION
5.1    General. Subject to the terms and conditions of this Agreement and the oversight of the JSC, as between the Parties, DexCom shall have the exclusive right to Commercialize the Products in the Field in the Territory. DexCom shall [***] be responsible for all Commercialization efforts for the Products in the Field in the Territory, including [***] to support such Commercialization, in accordance with the Commercialization Plan.
5.2    Commercialization Plan. At least twelve (12) months in advance of the Launch of each Product, DexCom shall propose and submit to the JSC an initial plan for the Commercialization of such Product in the Field in the Territory (each, a “Commercialization Plan”), which Commercialization Plan shall be updated at least annually. DexCom shall provide each such Commercialization Plan and any material modification or addition thereto to the JSC for its review and comment. The Parties acknowledge that the comments of the JSC with respect to any Commercialization Plan are [***] with respect thereto. Without limiting the foregoing, each such Commercialization Plan shall be consistent with DexCom’s obligations under Sections 5.1 and 5.3.

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5.3    Diligence Obligations.
5.3.1    DexCom shall use Commercially Reasonable Efforts to achieve the objectives and timelines within the Commercialization Plan. Without limiting the foregoing sentence, DexCom agrees to use Commercially Reasonable Efforts (a) to Launch each Product in the Field in the [***] therefor, and then [***], and thereafter (b) to market, promote and sell such Products in the Field in the Territory to [***].
5.3.2    Without limiting DexCom’s obligations under Section 5.3.1, DexCom shall use Commercially Reasonable Efforts to Launch the First Product in the United States within [***] after the Effective Date; provided that if DexCom fails to achieve such Launch within the timeframe specified due to any causes such as unforeseen technical delays, regulatory or clinical process or delays, or delays caused by GLS’s failure to perform its obligations under the [***], in each case to the extent beyond the reasonable control of DexCom, and despite DexCom’s Commercially Reasonable Efforts to achieve such Launch, then DexCom shall not be deemed in default or breach of this Section 5.3.2 and the timeframe for achieving such Launch will be extended by the time of the delay reasonably attributable to the causes that were beyond the reasonable control of DexCom as long as DexCom applies Commercially Reasonable Efforts to achieve such Launch in the United States. Failure by DexCom to Launch the First Product within the foregoing timeframe shall be deemed to be a material breach of this Agreement.
5.4    Trademarks.
5.4.1    Ownership of Marks. DexCom will be responsible for the selection, registration, maintenance and defense of, and will solely own all right, title and interest in, all Trademarks (except the GLS Trademarks) for use in connection with the sale or marketing the Products, as well as all expenses associated therewith.
5.4.2    Branding of Products. DexCom will have the right to implement a branding strategy for the Products, as outlined in the Commercialization Plan; provided, however, that if requested by GLS, and to the extent allowed by the applicable Regulatory Authority, DexCom will include on all labels, packaging, inserts and promotional materials for each Product a designation that each Product incorporates GLS technology, provided that such designation may be subordinate to any Trademark selected by DexCom for a Product and any Trademark used by DexCom; provided that size and placement of the designation shall be consistent with DexCom’s practices with respect other Third Party Trademarks. Such designation will include at least one of the GLS Trademarks as agreed by the Parties.
5.4.3    Use of GLS Trademarks. In advance of each separate use of a GLS Trademark for a Product, DexCom shall notify GLS in writing and obtain GLS’ prior written approval on the final selection, placement, look and feel of the GLS Trademark. DexCom recognizes the reputation of GLS as a provider of high quality products and services and agrees to continue to maintain, and to require its sublicensees to continue to maintain, the same high standard of quality for the Commercialization of the Products. DexCom will not, without GLS’s prior

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written consent, use any other Trademarks of GLS, or Trademarks confusingly similar thereto, in connection with its marketing or promotion of the Products. DexCom acknowledges that it obtains no ownership interest in or to the GLS Trademarks under this Agreement. DexCom will at any time, whether during or after the Term, execute any documents that are reasonably required by GLS to confirm GLS’s ownership of the GLS Trademarks. DexCom agrees that it will do nothing inconsistent with GLS’s ownership of the GLS Trademarks.
5.5    Reporting. Without limiting any other provisions of this Agreement, DexCom shall keep GLS reasonably informed through the JSC as to the progress of its activities with respect to the Commercialization of Products or otherwise under this Article 5 and provide such reports and information with respect thereto as designated by the JSC or as may be reasonably requested by GLS, except as prohibited by Law. In addition, DexCom shall promptly notify GLS if it anticipates or there are material deviations from the then-current Commercialization Plan and shall discuss in good faith and keep GLS reasonably informed as to any corrective actions that it intends or is taking to address such deviations, in all instances except as prohibited by Law.
ARTICLE 6
REGULATORY MATTERS
6.1    General. As between the Parties, [***] shall, [***], be the manufacturer of record with respect thereto and take the lead and be responsible for: (a) conducting any clinical trials or clinical studies required for any Regulatory Filings and/or Regulatory Approvals; (b) filing, obtaining and maintaining Regulatory Filings and Regulatory Approvals for Development, Manufacture and Commercialization in the Field in the Territory; (c) communicating with Regulatory Authorities; (d) preparing and submitting supplements, communications, annual reports, Adverse Event reports, manufacturing changes, supplier designations and all other Regulatory Filings; and (e) all costs and expenses associated with the foregoing. [***] will keep [***] or its designee reasonably informed regarding the status and progress of such activity, including (i) providing [***] or its designee with advance notice of all meetings scheduled with a Regulatory Authority involving a Regulatory Filing; (ii) permitting [***] or its designee to attend, observe, and, if pertinent to [***], participate in any scheduled meeting with a Regulatory Authority involving a Product matter related to a Regulatory Filing (e.g., pre-submission meetings), either in person, by teleconference or by videoconference; (iii) upon request of [***], providing [***] regarding the nature and content of any Regulatory Filing pertinent to a Product and related communications with the Regulatory Authorities, including any [***] regarding the applicable Product, and [***] may review and comment regarding such matters and [***] will consider any comments in good faith; and (iv) providing [***] a copy of each Regulatory Approval for each Product. Notwithstanding the foregoing, [***] shall have the option to take the lead and have responsibility for any regulatory activities required for the performance of [***]’s obligations under the [***].
6.2    Safety Reporting. With respect to any Adverse Event, any safety monitoring and any obligation to report to any Regulatory Authority relating to any safety issue with respect to Products or any component thereof, [***] shall be responsible for, and shall establish (subject

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to the oversight and comment of the JSC as described below) operating procedures to report to the appropriate Regulatory Authority(ies), all such matters in accordance with applicable Law. Such activities and operating procedures by [***] shall include any measures necessary for [***] to fully comply with such Laws and, if necessary, allow [***] to comply with its requirements for Adverse Event reporting under applicable Laws. Such activities and operating procedures, and any material revisions to them, shall be provided to the JSC for review and comment. To the extent requested by [***],[***] shall provide [***] any information or regular updates on Adverse Events, safety monitoring and/or any interaction with Regulatory Authorities relating to safety issues with respect to the Products or any component thereof.
ARTICLE 7
LICENSES AND EXCLUSIVITY
7.1    License To DexCom.
7.1.1    License to Products.
(a)    As of the Effective Date, and subject to the terms and conditions of this Agreement, including Section 8.3, GLS hereby grants to DexCom, an [***], sublicensable (subject to Section 7.1.4), [***] license under the GLS IP ([***]) to Develop, Manufacture and Commercialize the Products, in each case solely for applications in the Field in the Territory. DexCom shall have the right to exercise such license through its Affiliates solely for as long as such entity remains an Affiliate of DexCom, and DexCom shall remain responsible for the compliance of such Affiliate with all terms of this Agreement.
(b)    As of the date that is [***], and subject to the terms and conditions of this Agreement, including Section 8.3, GLS hereby grants to DexCom, an [***], sublicensable (subject to Section 7.1.4), [***] license under the [***] to Develop, Manufacture and Commercialize the Products, in each case solely for applications in the Field in the Territory. DexCom shall have the right to exercise such license through its Affiliates solely for as long as such entity remains an Affiliate of DexCom, and DexCom shall remain responsible for the compliance of such Affiliate with all terms of this Agreement.
7.1.2    License to GLS Trademarks. Subject to the terms and conditions of this Agreement (including Section 5.4), GLS hereby grants to DexCom a non-exclusive, fully-paid, sublicensable (subject to Section 7.1.4), non-transferable (except as set forth in Section 14.2) license to use the GLS Trademarks solely as required under Section 5.4 in connection with the Commercialization of Products. The ownership and all goodwill accruing to the GLS Trademarks arising directly from use of the GLS Trademarks will vest in and inure to the benefit of GLS.
7.1.3    License to [***] and [***]. GLS hereby grants to DexCom a [***], sublicensable (through multiple tiers), [***] license under any [***] and [***] for all purposes and

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applications. For clarity, to the extent the foregoing license overlaps with the licenses granted in Section 7.1.1, (a) the foregoing license shall not limit the [***] granted to DexCom in such licenses granted under Section 7.1.1 and (b) the [***] nature of the foregoing license does not limit DexCom’s payment obligations under Article 8.
7.1.4    Sublicenses. Subject to the terms and conditions of this Agreement, including Section 8.4, the licenses under Sections 7.1.1 and 7.1.2 include the right to grant and authorize sublicenses within the scope thereof to Third Parties that DexCom, in each case, reasonably believes is capable of and has resources for the Development, Manufacture or Commercialization, as applicable, of the Product within the territory contemplated by such sublicenses, provided that:
(a)    Unless otherwise agreed by the Parties, the Development and Commercialization of Products in the Major Markets is to be carried out by DexCom and its Affiliates, and consequently DexCom shall not have the right to sublicense to Third Parties the Development and Commercialization of Products in the Major Markets [***]; provided, however, that DexCom may [***] use Third Party distributors to sell Products consistent with DexCom’s past practices with respect to the sale of its other products, and use Third Party contract research organizations for portions of the Development that DexCom uses in its ordinary course of development. DexCom shall, upon GLS’s reasonable request, promptly provide GLS a list of such distributors and contract research organizations.
(b)    Any such sublicense shall be pursuant to a written agreement and a copy of the final executed agreement (together with any amendment thereto) shall be provided by DexCom to GLS within ten (10) Business Days following execution thereof; and
(c)    DexCom shall be responsible for the failure by its sublicensees to comply with, and DexCom guarantees the compliance by each of its sublicensees with, the terms of this Agreement including all relevant restrictions, limitations and obligations.
7.2    License to GLS.
7.2.1    License to Perform Development. Subject to the terms and conditions of this Agreement, DexCom hereby grants to GLS [***] sublicensable (subject to Section 7.1.4), [***] license to make, use and otherwise exploit Know-How and Patents controlled by DexCom and its Affiliates to perform its obligations under the [***] or otherwise cooperate with DexCom hereunder.
7.2.2    License to [***] and [***]. DexCom hereby grants to GLS a [***], sublicensable (through multiple tiers), [***] license under any [***] for all purposes and applications (a) outside of the Field during the Term and (b) [***] after the Term. DexCom hereby further grants to GLS a [***], sublicensable (through multiple tiers), [***] license

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under any [***] for all purposes and applications (both inside and outside the Field). For clarity, to the extent the foregoing license overlaps with the license granted in Section 7.2.1, the foregoing license shall not limit the [***] granted to GLS in such license granted under Section 7.2.1.
7.3    No Other Rights. Each Party acknowledges that the rights and licenses granted under this Article 7 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to Know-How, Patent, Trademarks or other intellectual property rights that are not specifically granted herein are reserved to the owner thereof.
7.4    Other Licenses. No license to Collaboration IP owned by GLS shall be granted by GLS or its Affiliates to [***] of the foregoing unless GLS (a) [***], and (b) [***]. Notwithstanding the foregoing, any license granted by [***], or any subsidiary of the foregoing under the Collaboration IP shall be subject to the exclusive and non-exclusive rights granted by GLS to DexCom pursuant to this Agreement and the foregoing shall not be construed to allow or authorize any grant of a license under the Collaboration IP that is in conflict with any such exclusive or non-exclusive license granted to DexCom.
7.5    [***]. During the Term, GLS and DexCom will collaborate on [***] the Development of the Products, and DexCom will have [***], in each case subject to Section 3.1.1(b) and in accordance with the terms and conditions of this Agreement. Subject to Section 3.1.1(b), GLS shall not, during the Term, itself utilize [***], except as necessary to fulfill its obligations under this Agreement or to allow any [***]. GLS shall not [***] except solely to the extent necessary to enable other [***].
ARTICLE 8
PAYMENTS
8.1    Upfront Fee. Upon the Effective Date, DexCom shall pay to GLS, in partial consideration of the licenses granted to DexCom hereunder and GLS’s performance of its activities under the Collaboration, an upfront payment in the amount Thirty-Five Million Dollars ($35,000,000), payable in, at DexCom’s sole election, cash or in shares of DexCom Common Stock; provided, that if DexCom elects to pay the upfront payment in shares of DexCom Common Stock, then it shall issue such shares within fifteen (15) Business Days of the Effective Date. To the extent such upfront fee is paid in DexCom Common Stock, the DexCom Common

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Stock must be registered and freely tradable at the time of issuance and shall be valued at the VWAP ending on the trading day prior to the Effective Date and rounded down to the nearest whole share of DexCom Common Stock. Such upfront fee shall be non-refundable and shall not be creditable.
8.2    Milestone Payments.
8.2.1    Milestones. DexCom shall pay to GLS the amounts set forth in the following table (each, a “Milestone Payment”) for the first achievement of the corresponding milestone event for the applicable Product (each, a “Milestone Event”):

Milestone Event	Milestone Payment
[***]	$[***]
[***]	$[***]
For clarity, it is understood that each Milestone Payment shall be payable only once upon the first achievement of the applicable Milestone Event.
8.2.2    Payment Terms. The Milestone Payments set forth in this Section 8.2 shall each be due to GLS within thirty (30) days of the achievement of the corresponding Milestone Event set forth above and payable in, at DexCom’s sole election, cash or in shares of DexCom Common Stock. To the extent any Milestone Payment is paid in shares of DexCom Common Stock, the DexCom Common Stock must be registered and freely tradable at the time of issuance and shall be valued at the VWAP ending on the trading day prior to date of achievement of the corresponding Milestone Event and rounded down to the nearest whole share of DexCom Common Stock. Such Milestone Payment shall be non-refundable and shall not be creditable.
8.2.3    Notice. DexCom agrees to promptly notify GLS of its achievement of each Milestone Event.
8.3    Product Fee Payments. DexCom shall pay to GLS the applicable product fee rate on Annual Net Sales of [***] in cash (and not shares or other equity of DexCom) as set forth in the table below:

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Annual Net Sales	Product Fee Rate
≤ $750 Million	0%
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
As an example, if Annual Net Sales in a calendar year for [***] is $4.5 Billion, then the product fee payment owed for such calendar year shall be calculated as follows: 0% × ($750 Million) + [***]% × ($[***] - $750 Million) + [***]% × ($[***]) + [***]% × ($[***]) = $0 + $[***].
8.3.1    Acknowledgement. The Parties acknowledge that the product fees payable under this Section 8.3 were bargained for and are an essential element of this Agreement without which the Parties would not have entered into this Agreement and is therefore not severable.
8.3.2    Change in Business Model. The Parties acknowledge as of the Effective Date that DexCom’s and its Affiliates existing business model with respect to [***] is receiving value upon the sale of the [***] to distribution channels or end users or receiving User Fees and not from the provision of services or alternative business models; however, if such business model changes after of the Effective Date in a manner that undermines the economic split from the Commercialization of the [***] established under this Section 8.3 and Section 8.4, then upon request of either Party, the Parties shall negotiate in good faith an alternative, whether mechanism, basis or otherwise, so as to reflect the intentions of the Parties in agreeing the economic split as of the Effective Date. If DexCom Commercializes, directly or indirectly, any [***] that is combined or integrated with any product or service that is not a [***], such as an [***], (“Combination Product”), the Parties will mutually agree on the portion of the total amount invoiced with respect to the sale, license or use of such Combination Product that is Net Sales.
8.3.3    Term of Fees. GLS’s right to receive product fees under this Section 8.3 8.3 shall commence on the earlier of (a) [***] and (b) the [***].

8.3.4    Third Party Royalties. If DexCom believes that the GLS Deliverable infringes intellectual property owned or controlled by a Third Party (“Third Party IP”), DexCom will consult in good faith with GLS to reach agreement as to whether such Third Party IP covers the [***] and whether to acquire rights to such Third Party IP. Subject to the foregoing, if a Selling Party is required to pay royalties to a Third Party pursuant to a license agreement for rights to such Third Party IP, then DexCom shall have the right to offset [***] percent ([***]%) of such royalty payments actually made by DexCom to such Third Party against the product fee payments owing to GLS under Section 8.3 with respect to sales of [***] covered by such Third Party IP (“Covered Products”) for the applicable calendar quarter; provided, however, that DexCom shall not reduce the amount of product fees payable to GLS for Covered Products under Section 8.3 by reason of this Section 8.3.4, to less than [***]

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percent ([***]%) of the product fees that would otherwise have been payable to GLS for Covered Products under Section 8.3 for such calendar quarter.
8.4    [***]. DexCom shall pay to GLS [***] percent ([***]%) of all [***] (at DexCom’s option either in cash or in the same form of consideration received by DexCom).
8.5    Payment/Reports. All payments under Sections 8.3 and 8.4 shall be due and payable within forty-five (45) days of the close of the calendar quarter during which the corresponding Net Sales and/or Non-Product Fee Consideration are recognized. Together with any such payment, DexCom shall deliver a report specifying in the aggregate and on a [***]-by-[***] and country-by-country basis for the applicable quarter: (a) (i) total gross invoiced amount from sales of [***] by DexCom, its Affiliates and Third Parties acting on their behalf or under their authority, (ii) amounts deducted by category (e.g., normal and customary trade, cash and other discounts, allowances and credits actually allowed and taken directly with respect to sales of [***]) from gross invoiced amounts to calculate Net Sales, (iii) Net Sales, and (iv) product fees payable to GLS; and (b) total Non-Product Fee Consideration received by DexCom and its Affiliates and GLS’s share thereof.
8.6    Payment Method; Stock Purchase Agreement. All cash payments due under this Agreement to GLS shall be made by bank wire transfer in immediately available funds to an account designated by GLS. All payments hereunder shall be made in the legal currency of the United States of America, and all references to “$” or “Dollars” shall refer to United States dollars. Except as otherwise provided herein, all payments due to a Party hereunder shall be due and payable within thirty (30) days of an invoice from the other Party. If any withholding taxes, levies or similar taxes is due with respect to such a payment, such amounts shall be payable by DexCom to the applicable taxing authority, including any tax or withholding levied by a foreign taxing authority in respect of the payment or accrual of any product fee.. Each Party agrees to assist the other Party as reasonably requested by the other Party in claiming exemption from or otherwise reducing such deductions or withholdings under any taxation or similar agreement or treaty from time to time in force. Prior to the first issuance of DexCom Common Stock by DexCom to GLS under this Agreement, the Parties shall enter into a mutually agreeable stock purchase agreement setting forth the terms and conditions under which DexCom shall issue such DexCom Common Stock to GLS under this Agreement, which stock purchase agreement shall contain representations and warranties of DexCom and GLS and conditions to the closing of the issuance of such shares of DexCom Common Stock, in each case, which shall be appropriate for a transaction of this nature.
8.7    Inspection of Records. DexCom shall, and shall cause its Affiliates and Third Parties acting on their behalf or under their authority to, keep full and accurate books and records setting forth (a) gross sales of [***], Net Sales of [***], itemized deductions from gross sales taken to calculate Net Sales and amounts payable hereunder to GLS for each such [***]; and (b) Non-Product Fee Consideration received by DexCom and its Affiliates and GLS’s share thereof. DexCom shall permit GLS, by independent qualified public accountants engaged by GLS and reasonably acceptable to DexCom, to examine such books and records at any reasonable time, but not later than three (3) years following the

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rendering of any corresponding reports, accountings and payments pursuant to Section 8.5. Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable prior written notice. The records for any particular calendar quarter shall be subject to no more than one inspection. The accountant shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection. Any inspection conducted under this Section 8.7 shall be at the expense of GLS, unless such inspection reveals any discrepancy of more than [***] past due to GLS, in which case such inspection shall be at the expense of DexCom. Any underpayment shall be paid within fifteen (15) Business Days with interest on the underpayment at the rate specified in Section 8.8 from the date such payment was originally due; and any overpayment may be credited against future payments hereunder without interest or if there will be no future payments by DexCom, then reimbursed within fifteen (15) Business Days. Any disputes arising under this Section 8.7 regarding any discrepancy identified by the accountant shall be subject to resolution under Article 13.
8.8    Late Payment. Any payments or portions thereof due hereunder which are not paid when due shall bear interest at the rate of one and a half percent (1.5%) per month from the payment due date until paid in full. This Section 8.8 shall in no way limit any other remedies available to either Party.
8.9    Currency Conversion. With respect to Net Sales invoiced or Non-Product Fee Consideration received in a currency other than U.S. Dollars, such Net Sales or Non-Product Fee Consideration shall be converted into the U.S. Dollar equivalent in accordance with DexCom’s standard practices used in preparing its audited financial statements for the applicable calendar quarter and DexCom shall provide GLS the basis for such conversion.
8.10    Collaboration Costs.  Except as otherwise expressly provided herein or otherwise agreed by the Parties, each Party shall bear all of its own costs and costs of any Third Party acting on its behalf in carrying out those activities assigned to it under the Collaboration.
ARTICLE 9
INTELLECTUAL PROPERTY
9.1    Ownership of Inventions.
9.1.1    General. As between the Parties, all right, title and interest to Collaboration IP first conceived (a) (i) solely by or on behalf of DexCom in the course of activities conducted pursuant to the [***] or Commercialization Plan (“DexCom Collaboration IP”) and all intellectual property rights therein shall be solely owned by DexCom, (b) solely by or on behalf of GLS in the course of activities conducted pursuant to the [***] or Commercialization Plan (“GLS Collaboration IP”) and all intellectual property rights therein shall be solely owned by GLS and (c) jointly by or on behalf of each Party in the course of activities conducted pursuant to the [***] or Commercialization Plan, excluding any [***] or [***] (“Joint Collaboration IP”), and all intellectual property rights therein shall be jointly owned by DexCom and GLS. Subject to the licenses and other rights granted to the other Party herein (including in Article 7), (i) each Party reserves the right to use, practice or otherwise exploit any and all sole inventions (DexCom Collaboration IP with respect to DexCom and GLS Collaboration IP with respect to GLS) and

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Joint Collaboration IP; and (ii) neither Party shall have any obligation to account to the other Party for profits, or to obtain any approval of the other Party to license, assign or otherwise exploit any Joint Collaboration IP or intellectual property with respect thereto, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the applicable Law of any jurisdiction to require any such approval or accounting.
9.1.2    [***]. Each Party agrees to promptly disclose to the other all [***] or [***], as the case may be, first conceived by or on behalf of such Party during the Term.
9.1.3    [***]. Subject to the license granted in Section 7.2.2, GLS hereby assigns to DexCom all of GLS’s right, title, and interest in and to [***], and all intellectual property rights therein. Subject to the license granted in Section 7.1.3, DexCom hereby assigns to GLS all of DexCom’s right, title, and interest in and to [***], and all intellectual property rights therein.
9.1.4    Joint Research Agreement. The Parties hereby acknowledge that this Agreement qualifies as a “joint research agreement” as defined in 35 U.S.C. § 100(h) and agree that the Parties will cooperate to take advantage of the “joint research agreement” provisions of 35 U.S.C. § 102(c), including by the filing of a terminal disclaimer as provided for in Manual of Patent Examining Procedure Section 717.02(c), if reasonably prudent or necessary during the filing and/or prosecution of a patent application that is subject to a license grant or assignment under this Agreement.
9.2    Patent Prosecution.
9.2.1    GLS Patents. As between the Parties, GLS shall have the right to control the Prosecution and Maintenance of the GLS Licensed Patents and Joint Collaboration Patents using counsel of its choice. GLS agrees to: (a) keep DexCom reasonably informed with respect to such activities; and (b) consult in good faith with DexCom regarding such matters, including the abandonment of any claims thereof covering the Products in the Field. If GLS does not want to Prosecute and Maintain any of the Joint Collaboration Patents, then GLS shall give DexCom sufficient notice (i.e. in order to avoid any adverse events such as missing a filing deadline) and DexCom shall have the right to control the Prosecution and Maintenance of such Joint Collaboration Patents.
9.2.2    DexCom Patents. As between the Parties, DexCom shall have the right to control the Prosecution and Maintenance of the DexCom Collaboration Patents using counsel of its choice. DexCom agrees to: (i) keep GLS reasonably informed with respect to such activities; and (ii) consult in good faith with GLS regarding such matters, including the abandonment of any claims thereof covering the Products.
9.3    Defense of Third Party Infringement Claims. If any Product that is Commercialized by DexCom or its Affiliates becomes the subject of a Third Party’s claim or assertion of infringement of a Patent relating to the manufacture, use, sale, offer for sale or importation of such Product, the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the

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appropriate course of action. Except as provided in Section 11.4.4, or by separate written agreement of the Parties, each Party shall have the right to defend itself against a suit that names it as a defendant (the “Defending Party”). Except as provided in Section 11.4.4, neither Party shall enter into any settlement of any claim described in this Section 9.3 that adversely affects the other Party’s rights or interests without such other Party’s written consent, which consent shall not be unreasonably conditioned, withheld or delayed. In any event, the other Party shall reasonably assist the Defending Party and cooperate in any such litigation at the Defending Party’s request and expense.
9.4    Enforcement.
9.4.1    Notice. Subject to the provisions of this Section 9.4, in the event that either Party reasonably believes that any GLS Licensed Patent (a) is being infringed by a Third Party or (b) is or will become subject to a declaratory judgment action arising from such infringement, in each case, (a) and (b), which infringement arises from the manufacture, sale, use or import of a product in the Field in the Territory (an “Infringing Product”) such Party shall promptly notify the other Party.
9.4.2    Product-Specific Enforcement. DexCom shall have the initial right (but not the obligation), at its expense, to enforce Product-Specific GLS Licensed Patent Claims with respect to such Infringing Products or to defend any declaratory judgment action with respect thereto (each, a “Product-Specific Enforcement Action”) in the Territory. Prior to the commencement of any activity by DexCom with respect to a Product-Specific Enforcement Action, (a) DexCom shall provide thirty (30) days advance written notice to GLS and (b) if requested by GLS, DexCom shall consult in good faith with respect to such Product-Specific Enforcement Action and consider in good faith GLS’s input, including to prevent any GLS Licensed Patent to be subject to undue risk of invalidation. DexCom agrees not to settle any Product-Specific Enforcement Action, or intentionally make any admissions or assert any position in such Product-Specific Enforcement Action, in a manner that would materially adversely affect the validity, enforceability or scope of any GLS Licensed Patent in or outside the Territory, without the prior written consent of GLS, which shall not be unreasonably withheld, conditioned or delayed. In the event that DexCom or its designee fails to commence or defend a Product-Specific Enforcement Action with respect to such Infringing Products in the Territory within one hundred twenty (120) days of a request by GLS to do so (or such shorter period as is necessary to bring and maintain such action), GLS or its designee may commence a Product-Specific Enforcement Action with respect to such Infringing Products at its own expense. In such case, GLS agrees not to settle any Product-Specific Enforcement Action, or intentionally make any admissions or assert any position in such Product-Specific Enforcement Action, in a manner that would materially adversely affect DexCom’s rights or interests in Products in the Territory, without the prior written consent of DexCom, which shall not be unreasonably withheld, conditioned or delayed.

9.4.3    Non-Product-Specific Enforcement. As between the Parties, GLS shall have the sole right (but not the obligation), at its expense, to enforce the Non-Product-Specific GLS Licensed Patent Claims or to defend any declaratory judgment action with respect thereto (each, a “Non-Product-Specific Enforcement Action”).

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9.4.4 Cooperation. The Party commencing, controlling or defending any action under this Section 9.4 (such Party, the “Enforcing Party” and such action, an “Enforcement Action”) shall keep the other Party reasonably informed of the progress of any such Enforcement Action, and such other Party shall have the right to participate with counsel of its own choice at its own expense. The non-Enforcing Party hereby gives the Enforcing Party the right to name the non-Enforcing Party in any Enforcement Action if required for standing. In any event, the other Party shall reasonably cooperate with the Enforcing Party, including providing information and materials, at the Enforcing Party’s request and expense. The Enforcing Party shall also have the right to control settlement of such Enforcement Action; provided, however, no settlement shall be entered into without the consent of the other Party, which consent not to be unreasonably withheld, conditioned or delayed, if such settlement would materially and adversely affect the interests of the other Party.
9.4.5    Recoveries. Any recovery received as a result of any Enforcement Action to enforce a Patent pursuant to this Section 9.4 shall be used first to reimburse the Parties for the costs and expenses (including attorneys’ and professional fees) incurred in connection with such Enforcement Action (and not previously reimbursed), and the remainder of the recovery shall be shared (a) for any Enforcement Action [***] and (b) for any Enforcement Action [***].
9.5    Patent Marking. DexCom shall mark (or cause to be marked) all Products marketed and sold hereunder will be appropriately marked with the number of any applicable Patents in those countries in which such notices impact recoveries of damages or remedies available with respect to infringements of Patents.
ARTICLE 10
CONFIDENTIALITY
10.1    Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing, the Parties agree that the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any confidential or proprietary information or materials furnished to it by the other Party pursuant to this Agreement and the terms and conditions of this Agreement (collectively, “Confidential Information”). Notwithstanding the foregoing, Confidential Information shall not be deemed to include information or materials to the extent that it can be established by the receiving Party that such information or material:
10.1.1    was already known to or possessed by the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation established), at the time of disclosure;
10.1.2    was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

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10.1.3    became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;
10.1.4    was independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information as demonstrated by documented evidence prepared contemporaneously with such independent development; or
10.1.5    was disclosed to the receiving Party on a non-confidential basis by a Third Party having the right to make such non-confidential disclosure.
10.2    Authorized Use and Disclosure. Each Party may use and disclose Confidential Information of the other Party as follows: (a) under appropriate confidentiality provisions substantially equivalent to those in this Agreement in connection with the performance of its obligations or exercise of rights granted to such Party in this Agreement; (b) to the extent such disclosure is reasonably necessary for the Prosecution and Maintenance of Patents (including applications therefor) in accordance with Section 9.2, prosecuting or defending litigation, filing for and conducting preclinical or clinical trials, obtaining and maintaining Regulatory Approvals for Products; (c) in communication with existing and potential acquirers, investors, strategic partners, licensees, distributors, consultants, advisors (including financial advisors, lawyers and accountants) and others on a need to know basis, in each case, under appropriate confidentiality provisions substantially equivalent to those of this Agreement; or (d) to the extent mutually agreed to by the Parties.
10.3    Required Disclosures. Notwithstanding anything to the contrary in this Agreement, each Party may make any disclosures required of it by applicable Law or the rules of a stock exchange upon which a Party’s capital stock is listed, provided that (a) the Party required to make such disclosure (the “Required Party”) shall notify the other Party in writing of the proposed content of the required disclosures at least five (5) Business Days prior to the date on which the disclosure is to be made and the non-Required Party shall be entitled to reasonably comment with respect to the form and content of such required disclosure, which the Required Party shall consider in good faith; (b) if so requested by the non-Required Party in the case of disclosures required by applicable Law, the Required Party shall use reasonable efforts to obtain an order protecting to the maximum extent possible the confidentiality of the provisions of this Agreement and the non-Required Party’s Confidential Information as reasonably requested by the non-Required Party; and (c) if the Parties are unable to agree on the form or content of any required disclosure, such disclosure shall be limited to the minimum required as determined by the Required Party in consultation with its legal counsel. Without limiting the foregoing, the Required Party shall provide the non-Required Party with a draft of the proposed redactions to the provisions of this Agreement, together with exhibits or other attachments hereto, to be filed by GLS or DexCom with the Securities and Exchange Commission (or other applicable regulatory body) or as otherwise required by Law, and the non-Required Party shall be entitled to reasonably comment with respect to the content of the redactions, which the Required Party shall consider in good faith.
10.4    Prior Agreements. This Agreement supersedes the Non-binding Term Sheet for Collaboration and License Agreement between DexCom and Google, Inc. dated June 29, 2015,

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and, solely with regard to the subject matter of this Agreement and the information disclosed pursuant hereto, the Non-Disclosure Agreement dated April 6, 2015 between DexCom and Google Inc., acting on its behalf and on behalf of its Affiliates (collectively, the “Prior Agreements”). All Confidential Information disclosed by a Party under the Prior Agreements shall be deemed Confidential Information of such disclosing Party under this Agreement and shall be subject to the terms of this Article 10.
10.5    Publications. Each Party shall submit to the other Party any proposed publication or public disclosure containing clinical or scientific results for the Products in the Field at least thirty (30) days in advance to allow that Party to review such proposed publication or disclosure. The reviewing Party will promptly review such proposed publication or disclosure and make any objections or comments that it may have thereto, and the Parties shall discuss the advantages and disadvantages of publishing or disclosing such results. If the Parties are unable to agree on whether to publish or disclose the same, the matter shall be referred to the JSC for resolution. This Section 10.5 shall not be deemed to limit the Parties’ obligations under Section 10.1 above.
10.6    Press Release. Neither Party shall issue any press release or other public statement, whether oral or written, disclosing the existence of this Agreement, the terms hereof or any information relating to this Agreement without the prior written consent of the other Party.
ARTICLE 11
REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION
11.1    General Representations and Warranties. Each Party represents and warrants to the other that:
11.1.1    it is duly organized and validly existing under the Laws of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;
11.1.2    it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;
11.1.3    this Agreement is legally binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material applicable Law;
11.1.4    except for the Permitted Encumbrances, it has not granted, and shall not grant during the Term, any right to any Third Party which would conflict with the rights granted to the other Party hereunder;
11.1.5    it is not aware of any action, suit or inquiry or investigation instituted by any Person which questions or threatens the validity of this Agreement;
11.1.6    with respect to GLS only

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(a)    GLS is the sole owner the Patents listed in Exhibit 1.27-A and has the exclusive right to grant the licenses granted to DexCom hereunder,
(b)    [***], GLS [***] the sole owner of the Patents listed in Exhibit 1.27-B and [***] the exclusive right to grant the licenses granted to DexCom hereunder,
(c)    other than the GLS IP, there are no Patents owned or controlled by GLS that would be infringed (but for the licenses granted hereunder by GLS to DexCom) by DexCom’s Commercialization of a Product in the Field as contemplated hereunder,
(d)    GLS will not assign or transfer any rights in the GLS Licensed Patents in a manner that would cause a license to be granted to a Third Party pursuant to [***], and
(e)    none of the agreements identified in Exhibit 1.46 grant any Third Party (i) any exclusive rights with respect to any of the GLS Licensed Patents, (ii) any right to GLS Know-How, (iii) any right to file applications for, prosecute, maintain, enforce or defend any of the GLS Licensed Patents, or (iv) rights necessary to Develop, Manufacture and Commercialize the Products, in each case solely for applications in the Field; and;
11.1.7    it will conduct its obligations under the [***] and Commercialization Plan, including the Development of Products thereunder, using its employees or contractors that are obligated to assign to such Party all rights into any Collaboration IP and associated intellectual property rights and to maintain in confidence all of the other Party’s Confidential Information, and will not use any employee of an Affiliate in the conduct of such [***] and Commercialization Plan unless such employee is under such obligations of assignment and confidentiality.
11.2    Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS ARTICLE 11, GLS AND DEXCOM EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT (INCLUDING THE GLS IP), INCLUDING ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
11.3    Limitation of Liability. WITHOUT LIMITING EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11.4 BELOW, NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER THIS AGREEMENT FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, INTERRUPTION OF BUSINESS, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND SUFFERED BY SUCH OTHER PARTY FOR BREACH HEREOF, WHETHER BASED ON CONTRACT OR TORT CLAIMS OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT APPLY TO

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

ANY WILLFUL BREACH OF THIS AGREEMENT BY A PARTY OR A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 10.
11.4    Indemnification.
11.4.1    Indemnification by GLS. GLS hereby agrees to defend, hold harmless and indemnify (collectively, “Indemnify”) DexCom and its Affiliates, and its and their agents, directors, officers and employees (the “DexCom Indemnitees”) from and against any liability or expense (including reasonable legal expenses and attorneys’ fees) (collectively, “Losses”), excluding royalties payable to Third Parties under Section 8.3.4, resulting from suits, claims, actions and demands, in each case brought by a Third Party (each, a “Third-Party Claim”) arising out of (a) a breach of any of GLS’s covenants, representations or warranties hereunder, (b) the gross negligence or willful misconduct or omission of GLS or its Affiliates under this Agreement or (c) actual or alleged infringement of the intellectual property rights of a Third Party by a deliverable of GLS under the Development Plan (“GLS Deliverable”), except to the extent that such infringement results from a modification, enhancement or improvement made or implemented by DexCom to the GLS Deliverable, or combination of the GLS Deliverable with materials not furnished by GLS. GLS’s obligation to Indemnify the DexCom Indemnitees pursuant to this Section 11.4.1 shall not apply to the extent that any such Losses arise from the gross negligence or intentional misconduct of any DexCom Indemnitee, arise from any material breach by DexCom of this Agreement; or are Losses for which DexCom is obligated to Indemnify the GLS Indemnitees pursuant to Section 11.4.3.
11.4.2    Indemnification by GLS for Google Patent Infringement Claim. GLS hereby agrees to Indemnify the DexCom Indemnitees from and against any and all Losses resulting from a claim by an Affiliate of GLS that DexCom’s Commercialization of a Product in the Field infringes a Patent owned or controlled by such Affiliate of GLS (“Google Patent Infringement Claim”).
11.4.3    Indemnification by DexCom. DexCom hereby agrees to Indemnify GLS and its Affiliates, and its and their agents, directors, officers and employees (the “GLS Indemnitees”) from and against any and all Losses resulting from Third-Party Claims arising out of: (a) a breach of any of DexCom’s covenants, representations or warranties hereunder, (b) the gross negligence or willful misconduct or omission of DexCom or its Affiliates under this Agreement or (c) actual or alleged infringement of the intellectual property rights of a Third Party by a deliverable of DexCom under the Development Plan (“DexCom Deliverable”), except to the extent that such infringement results from a modification, enhancement or improvement made or implemented by GLS to the DexCom Deliverable, or combination of the DexCom Deliverable with materials not furnished by DexCom. DexCom’s obligation to Indemnify the GLS Indemnitees pursuant to this Section 11.4.3 shall not apply to the extent that any such Losses arise from the gross negligence or intentional misconduct of any GLS Indemnitee, arise from any material breach by GLS of this Agreement or are Losses for which GLS is obligated to Indemnify the DexCom Indemnitees pursuant to Section 11.4.1.
11.4.4    Procedure. The indemnified Party shall provide the indemnifying Party with prompt notice of the Third-Party Claim or Google Patent Infringement Claim giving rise to the indemnification obligation pursuant to this Section 11.4 and, to be eligible to be Indemnified hereunder, the exclusive ability to defend (with the reasonable cooperation of the indemnified Party) or settle any such claim; provided, however, that the indemnifying Party shall not enter into any settlement that admits fault, wrongdoing or damages without the indemnified Party’s written consent, such consent not to be unreasonably withheld or delayed. The indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the indemnifying Party.

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11.5    Insurance. Each Party shall obtain and maintain, during the term of this Agreement and for six (6) years thereafter, comprehensive general liability insurance, including products liability insurance and coverage for clinical trials. Such insurance shall be with reputable and financially secure insurance carriers, or self-insurance in a form and at levels consistent with industry standards based upon such Party’s activities hereunder and indemnification obligations hereunder, and shall name the other Party as an additional insured. Such liability insurance or self-insurance shall be maintained on an occurrence basis to provide such protection after expiration or termination of the policy itself or this Agreement.
ARTICLE 12
TERM AND TERMINATION
12.1    Term. This Agreement shall become effective as of the Effective Date and continue in full force and effect until terminated pursuant to the other provisions of this Article 12 (the “Term”).
12.2    Termination for Breach. Either Party may terminate this Agreement in the event the other Party materially breaches this Agreement, and such material breach shall have continued for [***] days after written notice thereof was provided to the breaching Party by the other Party. Any such termination shall become effective at the end of such [***] day period unless the breaching Party has cured any such material breach prior to the expiration of the [***] day period.
12.3    Termination for Product or Commercial Failure.
12.3.1    Either Party shall have the right to terminate this Agreement, if an application for Marketing Approval for the Second Product has not been submitted to the FDA by the [***] of the Effective Date (“Product Failure”), provided that if such Product Failure arises from a Party’s material breach of this Agreement (including under Article 6), such Party shall not have a right to terminate this Agreement under this Section 12.3.1 on the basis of such Product Failure; provided, further, that if following such [***] anniversary neither Party has exercised its right to terminate under this Section 12.3.1 and the Second Product subsequently Launches, then the right for a Party to terminate under this Section 12.3.1 shall cease; or
12.3.2    Either Party shall have the right to terminate this Agreement upon written notice to the other Party if, Annual Net Sales of Products for any calendar year beginning [***] after submission of an application for Marketing Approval to the FDA for the Second Product are less than [***] (“Commercial Failure”), provided that if a Commercial Failure arises from a Party’s material breach of this

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Agreement, such Party shall not have a right to terminate this Agreement under this Section 12.3.2 on the basis of such Commercial Failure.
12.4    Termination after Expiration of [***]. DexCom shall have the right to terminate this Agreement upon the expiration of the last to expire Patent within (a) the [***] and (b) the Patents claiming or covering [***], in each case of subsection (a) and (b), that claim or cover a Product.
12.5    General Effects of Expiration or Termination.
12.5.1    Accrued Obligations. Expiration or termination of this Agreement for any reason shall not release either Party of any obligation or liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination.
12.5.2    Non-Exclusive Remedy. Notwithstanding anything herein to the contrary, termination of this Agreement by a Party shall be without prejudice to other remedies such Party may have at Law or equity.
12.5.3    General Survival. Sections 7.1.3, 7.2.2, and this Section 12.5, and Article 1, Article 10, Article 13, and Article 14, shall survive expiration or termination of this Agreement for any reason. Except as otherwise provided in this Section 12.5, all rights and obligations of the Parties under this Agreement shall terminate upon expiration or termination of this Agreement for any reason.
12.5.4    Effects of Termination.
(a)    In the event of a termination by either Party pursuant to Section 12.2 prior to the Launch of the First Product (or if the First Product is never Launched, then prior to the Launch of the Second Product), or a termination by either Party pursuant to Sections 12.3.1 (if no Product has been Launched under this Agreement) or 12.4, only those rights and obligations set forth in Section 12.5.3 shall survive after the effective date of termination.
(b)    In the event of a termination by DexCom pursuant to Section 12.2 after Launch of the First Product (or if the First Product is never Launched, then the Launch of the Second Product), (i) the Term shall continue only for a period of [***] subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***]year period, provided that (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) [***] year after the termination date, each Party’s obligations under [***] shall terminate, [***] and (ii) after such [***] only those rights and obligations set forth in Section 12.5.3 shall survive.
(c)    In the event of a termination by GLS pursuant to Section 12.2 after Launch of the First Product (or if the First Product is never Launched, then the Launch of the Second Product) or by either Party pursuant to Sections 12.3.1 (if a Product has been Launched pursuant to this Agreement) or 12.3.2, (i) the Term shall continue only for a period of [***]

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subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***] period, provided that [***] after the termination date (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) each Party’s obligations under [***] shall terminate, [***] and (ii) [***].
ARTICLE 13
DISPUTE RESOLUTION
13.1    Dispute Resolution.  The Parties agree that any dispute, controversy or claim arising from or in connection with (a) the interpretation, enforcement, termination or invalidity of this Agreement, (b) the failure of the JSC or any Working Group to reach unanimous agreement on any issue within its respective authority under this Agreement, (c) any alleged failure to perform, or breach of, this Agreement, (d) or claim relating to the ownership, scope, validity, enforceability or infringement of any Patent rights covering the manufacture, use or sale of any Product or of any Trademark rights relating to any Product, or (e) any issue relating to the interpretation or application of this Agreement (each, a “Dispute”), shall first be resolved through the procedures set forth in this Article 13.
13.2    Jurisdiction; Venue. Other than those Disputes resolved as described in Section 13.3 all Disputes shall be subject to subject to the exclusive jurisdiction and venue of the federal courts within the State of California. Each Party hereto waives and covenants not to assert or plead any objection that such Party might otherwise have to such jurisdiction and venue. Except as set forth herein, each Party hereto hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts.
13.3    JSC Disputes.  Disputes as to matters within the authority of the JSC or any Working Group will be resolved as set forth in Section 2.1.6 and shall not otherwise be subject to the provisions of this Article 13; provided that any Dispute as to the application of such Section 2.1.6 shall be subject to the provisions of this Article 13.
ARTICLE 14
MISCELLANEOUS
14.1    Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the Law of the State of California, without reference to conflicts of laws principles.
14.2    Assignment. Assignment. This Agreement shall not be assignable by either Party to any Third Party without the written consent of the other Party and any such attempted assignment shall be void. Notwithstanding the foregoing, either Party may assign this Agreement, without the written consent of the other Party, to an Affiliate or to an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains (whether by merger,

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reorganization, acquisition, sale or otherwise), and agrees in writing to be bound by the terms and conditions of this Agreement. No assignment or transfer of this Agreement shall be valid and effective unless and until the assignee/transferee agrees in writing to be bound by the provisions of this Agreement. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Notwithstanding Section 8.6, in the event any withholding or similar tax is levied by or due to an assignment of this Agreement or any obligation by a Party to an Affiliate or any Third Party, then such Party (itself or its successor) shall bear the full cost of such tax. Except as expressly provided in this Section 14.2, any attempted assignment or transfer of this Agreement shall be null and void.
14.3    Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted via electronic mail or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the Party to which it is directed at its physical or email address shown below or such other address. Notices sent by electronic means shall be effective upon confirmation of receipt, notices sent by mail or overnight delivery service shall be effective upon receipt, and notices given personally shall be effective when delivered.

If to GLS, addressed to:	Google Life Sciences LLC
1600 Amphitheatre Parkway
Mountain View, CA 94043
Attention: Andy Conrad
Email: [***]

With a copy to (which shall not constitute notice):	Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304-1050
Attention: Ian B. Edvalson, Esq.
Email: iedvalson@wsgr.com

If to DexCom, addressed to:	DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attention: Kevin Sayer, President and Chief Executive Officer
Email: [***]

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With a copy (which shall not constitute notice) to:	Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attention: Jake Handy and Michael Brown
Email: jhandy@fenwick.com and mbrown@fenwick.com

14.4    Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.
14.5    Severability. Without limiting the provisions of Section 8.3.1, if any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. If a Party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, such action shall be deemed to be a material breach of this Agreement.
14.6    No Third Party Beneficiaries. Except for the rights to indemnification provided for certain Third Parties as specified in Section 11.4, all rights, benefits and remedies under this Agreement are solely intended for the benefit of DexCom and its Affiliates and GLS and its Affiliates, and except for such rights to indemnification expressly provided pursuant to Section 11.4, no Third Party shall have any rights whatsoever to (a) enforce any obligation contained in this Agreement (b) seek a benefit or remedy for any breach of this Agreement, or (c) take any other action relating to this Agreement under any legal theory, including, actions in contract, tort (including but not limited to, negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by either Party.

14.7    Entire Agreement/Modification. This Agreement, including its Exhibits, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties and supersedes and terminates all prior agreements and understandings between the Parties including the Prior Agreements. No subsequent alteration, amendment,

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change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.
14.8    Relationship of the Parties. The Parties agree that the relationship of GLS and DexCom established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish an employment, agency or any other relationship. Except as may be specifically provided herein, neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.
14.9    Force Majeure. Except with respect to payment of money, neither Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction or other cause, in each case to the extent beyond the reasonable control of the respective Party. The Party affected by such force majeure will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than [***] days, the Parties will consult with respect to an equitable solution.
14.10    Compliance with Laws/Other.  Notwithstanding anything to the contrary contained herein, all rights and obligations of GLS and DexCom are subject to prior compliance with, and each Party shall comply with, all applicable Laws, including obtaining all necessary approvals required by the applicable agencies of the governments of the United States and foreign jurisdictions. In addition, each Party shall conduct its activities under the Collaboration in accordance with good scientific and business practices.
14.11    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.
14.12    Bankruptcy Matters. All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101 of the Bankruptcy Code. The Parties agree that each Party may fully exercise all of its rights and elections under the Bankruptcy Code.
[The remainder of this page intentionally left blank; the signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives as of the Effective Date.
GOOGLE LIFE SCIENCES, LLC        DEXCOM, INC.
By: /s/ Andrew Conrad        By: /s/ Kevin Sayer
Name: Andrew Conrad        Name: Kevin Sayer
Title: COO        Title:     President & CEO

List of Exhibits
Exhibit 1.27-A: [***]
Exhibit 1.27-B: [***]
Exhibit 1.30: GLS Trademarks
Exhibit 1.46: Permitted Encumbrances
Exhibit 3.2.1: Initial Timeline for [***] and Initial Specifications for First Product
Exhibit 4.2: [***] Distribution Agreement Terms

[SIGNATURE PAGE TO COLLABORATION AND LICENSE AGREEMENT)

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EXHIBIT 1.27-A
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Google Case No.	Application Number	Patent Number	Title

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Google Case No.	Application Number	Patent Number	Title

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Google Case No.	Application Number	Patent Number	Title

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EXHIBIT 1.27-B
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Google Case No.	Application Number	Patent Number	Title
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Google Case No.	Application Number	Patent Number	Title
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EXHIBIT 1.30
GLS TRADEMARKS

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EXHIBIT 1.46
PERMITTED ENCUMBRANCES

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EXHIBIT 3.2.1
INITIAL TIMELINE FOR [***] AND INITIAL SPECIFCATIONS FOR FIRST PRODUCT
[Attached]

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GLS/Dexcom [***] & Timeline: Product 1
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SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

Dexcom/Google
(Requirements for First Product)

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SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

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SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

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SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SP-[DG    P1]
Rev: Draft 8-4-15
Marketing Requirement    DOCUMENT OWNER: R&D

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

EXHIBIT 4.2
[***] DISTRIBUTION AGREEMENT TERMS

General:
DexCom will (a) appoint [***] as its non-exclusive distributor for Distribution Products throughout the Territory (including the right to market and sell such Distribution Products and book sales therefrom) and (b) supply to [***] such Distribution Products for such purposes, as generally described herein below.

Territory:	“Territory” will mean, with respect to a Distribution Product, each jurisdiction throughout the world in which such Distribution Product has been approved for sale and use.
Subdistributors:	[***] may utilize subdistributors to distribute Distribution Products in the Territory that will be bound by terms and conditions consistent with those set forth in the distribution agreement.
Regulatory Obligations:
As between DexCom and [***], DexCom will be responsible, at its own expense, for obtaining and maintaining any and all Regulatory Approvals necessary for the marketing and sale of the Distribution Product in the Territory. [***] and DexCom will coordinate regarding Regulatory Approvals for Distribution Products.

Marketing Materials:
DexCom will provide [***] with reasonable quantities of its marketing materials and collateral that it uses to market the Distribution Products and [***] will have the right, subject to compliance with all applicable Laws, to reproduce and use such materials and collateral for purposes of marketing and selling the Distribution Products.

Supply:
General	DexCom will supply all of [***]’s requirements for the Distribution Products in the Territory.
Forecasting
[***] will forecast its Distribution Product requirements (on a Distribution Product-by-Distribution Product basis) on a 12 month rolling forecast basis, with the first three months to be binding, and in accordance with other standard forecasting mechanisms taking into consideration DexCom’s lead-time for each Distribution Product.

Orders
Orders will be made pursuant to a mutually agreed form of purchase order. Any additional or inconsistent terms or conditions of any purchase order, acknowledgment or similar standardized form given or received shall have no effect and such terms and conditions will be excluded.

Transfer Price	[***].
Delivery	Delivery of Distribution Product will be FOB (Incoterms 2010) DexCom’s regional warehouses, with the general goal to minimize shipping costs.
Invoicing	DexCom will invoice for Distribution Product at the time of delivery. Payments will be made net 30 days from date of invoice.
Quality	DexCom will warrant to [***] that the Distribution Products meet the specifications, QSR/GMP and applicable law and provide customary documentation with respect thereto.
[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Term/Termination:
The term of the distribution agreement shall continue for the Term of the Agreement, unless earlier terminated.
The distribution agreement will include standard and customary termination provisions and effects thereof, including the right for [***] to terminate on 90 days prior notice to DexCom.

Governing Law:	The distribution agreement will be governed by the laws of the State of California, without regard to conflicts of law principles.
Miscellaneous:
The distribution agreement will include other terms and conditions that are standard and customary for transactions of this type including: medical device reporting, confidentiality, financial reporting, dispute resolution, record keeping and the like.